WILEY

2015 Investor Conference

September 25, 2015







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Forward Looking Statements

This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon a number of assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company, and are subject to change based on many important factors. Such factors include, but are not limited to (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key online retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities and (x) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances.

Agenda

Introduction **Research Journals** **Publishing**	Mark Allin, President & CEO
Solutions	Jeffrey Sugerman, EVP, Talent Solutions and Educational Services
Strategic Investment	John Semel, Chief Strategy Officer
Financial Performance and Outlook	John Kritzmacher, CFO & EVP, Technology and Operations
Q&A Session	All

Introduction

Mark Allin

Driving the Global Knowledge Economy

Investment in skills

Professional development

Science & Technology

High-quality tertiary education

Knowledge Economy

…An increasingly knowledge-driven global economy has made high-quality tertiary education more important than ever before. The imperative for countries is to raise higher-level employment skills, to sustain a globally competitive research base, and to improve knowledge dissemination to the benefit of society.

Value to the world

Higher-level employment skills

Globally competitive research base

Innovation to solve global challenges

OECD – Organization for Economic Co-operation and Development
Report: Tertiary Education for the Knowledge Society

The Business of Knowledge and Learning

Research Journals

48% revenue
Subscriptions
Funded Access
Content Licensing
Articles Sales
Backfiles and Reprints

Publishing

42% revenue
Research Reference
Professional Practice
Course Material
Databases
Course Workflow*
Test Preparation*
Other

Solutions

10% revenue
Online Programs*
Corporate Learning*
Assessment*

* Total share of Wiley revenue from solutions = ~15%

College and Career Value Chain

Higher Ed Institutional Services → Career Readiness, Advancement → Employee Recruiting → Pre-Hire Screening → Post-Hire Assessments → Professional Development

Wiley Businesses

- Online Program Management
- Employee Assessment
- Development Assessment
- Corporate Learning

Customers

- ✓ University of Delaware
- ✓ Georgetown University
- ✓ Purdue University
- ✓ University of Scranton
- ✓ Syracuse University
- ✓ University of Texas

+ 32 others

- ✓ 2,500 global resellers
- ✓ Thousands of clients
- ✓ Millions of end users

- ✓ ADP
- ✓ L'Oréal
- ✓ MasterCard
- ✓ Sanofi
- ✓ Valero

+ scores of others

Key Initiatives

Improve organic revenue and margin growth in **journals**

Integrate **publishing** businesses**,** focus on portfolio strengths, and realign cost base to revenue profile

Continue to expand and/or acquire **solutions** businesses to bridge gap between education and employment

Implement **competitive benchmark program** to achieve $25M in run-rate savings for FY18; half realized in FY17

Research Journals

Mark Allin

Journal Snapshot

- Wiley is one of the top 3 journal providers in the world
  - Wiley is a premier provider of some of the most prestigious and must-have research content
- 1,600 journal brands; 800 society partners
- Over 80% of journal revenue is recurring; 85% digital



Corporate 6%
Government, Other 21%
Academic 73%

Revenue by Market

Current Market Environment

- Surveys show library spending on journal subscriptions expected to grow modestly (+1%); Funded Access expected to grow by double digits
- Underlying demand remains robust:
  – Global article output growing at 5% annually
  – R&D investment growing steadily worldwide
  – Journal usage by researchers, etc., growing at high single-digits
- Exceptional competitive advantage through globally-renowned journal brands and long-term relationships with authors, peer reviewers, libraries, and societies; no change to that dynamic

Key Objectives

Drive revenue growth in core subscription business

- Grow market share of articles and usage
- Strengthen and expand library market share (launch database model)

Grow revenue adjacent to the core

- Maintain strong growth of author-funded access
- Develop digital author services/revenues
- Strengthen capabilities to support value-added projects and services for corporate/pharma customers

Continue trajectory of margin improvement

- Improve internal workflow in author submissions and peer review
- Continue to drive efficiencies and reduce costs associated with print

Publishing

Mark Allin

Publishing Snapshot

Publishing Focus

→ Focus on market sectors with the greatest skills demand and potential for growth

→ Transform our traditional business to digital solutions while maintaining profitable publishing activities

Key Content Categories
Chemistry
Business
Finance & Accounting
Math & Statistics
Physics and Material Sciences
Engineering, Architecture, & Construction
Life Sciences

Key Franchises and Brands

Wiley CPAexcel®
WileyPLUS
IEEE Wiley-IEEE Press
The Leadership Challenge
Wrox A Wiley Brand
Jossey-Bass™ A Wiley Brand
Current Protocols
For Dummies A Wiley Brand
Weygandt/Kieso/Kimmel
Bloomberg Press



Research 21%
Professional 41%
Education 38%

Revenue by Segment

Current Market Environment

- Book market remains challenged in several areas, but franchises and high-profile titles performing well
- Unique content still highly valued by customers – scientists, students, and professionals – and new formats are emerging
- Book content valuable to knowledge solutions businesses and expansion strategies



THE FIVE BEHAVIORS OF A COHESIVE TEAM
Patrick Lencioni



Individual Profiles provide a complete picture for the individual and the team.
Annotated Team Report gives the facilitator a snapshot of the team results.

Reinventing Publishing: Course Workflow

Content-Enabled Services

- Strong growth trends evident with students shifting away from traditional textbooks and institutions encouraging outcomes-based learning
- Key actions include course expansion of WileyPLUS Learning Space; launch of fully adaptive & competency-based learning models; and increased customer penetration of existing WileyPLUS courses


Diagnose Early
Educators assess the real-time proficiency of each student to inform teaching decisions. Students always know what they need to work on.
Facilitate Engagement
Educators can quickly organize learning activities, manage student collaboration, and customize their course.
Measure Outcomes
With visual reports, it's easy for both students and educators to gauge problem areas and act on what's most important.

Reinventing Publishing: Online Test Preparation

Content-Enabled Services

- Test preparation a $14B global market
  - CPA/CFA exam growth of 10-15%
  - Record number of CPA candidates this past year (IMA)
  - 40% of CPA candidates and 76% of CFA candidates are international
- Wiley is seeing strong momentum with CPA, CFA, CMA, and GMAT programs
  - Online Test Preparation grew over 20% in FY15; +40% in Q1 FY16
  - Brand equity and reputation in accounting and finance categories
  - Strategic partnerships and international footprint

Key Objectives

Sharpen content portfolio	• Focus investment on key franchises and brands • Optimize size and scope of categories and programs • Target most attractive customer segments
Leverage content and technology to deliver robust learning solutions	• Deliver content across alternative formats • Continue to expand existing learning solutions businesses – Course Workflow & Online Test Preparation • Invest in new digital solutions opportunities
Improve cost structure, margin profile	• Optimize portfolio for improved economics • Consolidate functional areas and outsource non-differentiating operations and support functions

Solutions

Jeffrey Sugerman

Solutions Snapshot

Wiley is bridging the gap between education and employment with solutions that improve teaching and learning (Online Program Management) and workforce learning and management (Corporate Learning, Pre-Hire, and Post-Hire Assessment)

	Online Program Management	Pre-Hire Assessment	Corporate E-Learning	Assessment-Based Training
Customers	National and regional universities, primarily US	Medium and small enterprises, some Fortune 500	Large and medium enterprises, primarily Europe	Large and medium enterprises
Revenue Model	Tuition Share/ Recurring	Pre-paid usage	Subscription/ Recurring	Pre-paid usage, with reseller service
Value to Customer	Incremental graduate student enrollment growth; little investment required; little overhead	Lower cost per retained hire; improved applicant fit	Reduced training cost; ability to customize; easy integration; demonstrable ROI	More effective instructor-led soft skills development

Online Program Management

Market Opportunity

US market for OPM services estimated at $1.1B growing to $2.2B by 2020*

Demand from universities remains robust; high-profile institutions signing with OPM providers; 15% of market now studying online

Wiley a market leader; competitive dynamic consistent

Wiley Momentum

Significant momentum in signing larger partnerships with national institutions

Selective and deep dive approach; focus on signing more programs with existing partners

Very strong program growth; number of programs signed since being acquired (+100)

Key Objectives

Target aggressive but selective expansion of new partners
Focus on extending good programs; exit underperforming programs
Achieve operating efficiencies and economics

*Eduventures

Talent Management Opportunity

Wiley participates across the talent management value chain, reaching corporate buyers directly and through hundreds of value-added resellers

Pre-Hire Screening	Post-Hire Assessments	Corporate Training & Professional Development
Profiles International	**EVERYTHING DiSC**	**CrossKnowledge**
Screening, job matching, on-boarding, performance management, leadership development, succession planning	Personality assessment that helps employers better match internal talent to objectives and drive leadership development	Enhanced by professional content strengths in finance, business, technology, and other relevant categories, often around certifications

Combined Business Stats

- ✓ 2M assessments taken last fiscal year
- ✓ 2,500 resellers/partners in 50+ countries
- ✓ Diverse portfolio of large enterprise customers
- ✓ Assessments delivered in 30+ languages

Talent Solutions

Market Opportunity	Wiley Momentum
Market growth of 10%-15% with total market spend close to $15B covering e-learning, assessments, software and digital learning materials (US online learning is $6B with high single-digit growth) Human capital practices are mission-critical and a key source of competitive advantage as global corporate entities shift from face-to-face training to online learning	Strong customer momentum in Corporate Learning, particularly in US (investment required to build these markets) Post-Hire Assessment consistently growing at double-digit rates with strong margins; new international strategy (UK, China) unveiled Pre-Hire Assessment reshaped

Key Objectives

Move from current "portfolio stage" towards end state vision of an integrated talent solutions business
Invest aggressively but sensibly to achieve continued high growth
Expand footprint and enhance products to better service customer needs

Corporate Learning Opportunity

- Products include managerial and leadership skills assessments, courses, certifications, content, and executive training programs for global enterprises delivered over a cloud-based Learning Management System (LMS) platform
- Europe largest market; strong US entry
- Unique, high-quality offering garnering considerable industry attention
- Subscription-based model with average contract length of three years drives recurring revenue and visibility

CrossKnowledge Library | CrossKnowledge Mohive | CrossKnowledge Learning Suite

Strategic Investment

John Semel

Strategic Focus

Wiley has considerable leverage and capacity to add meaningful acquisitions (0.7x net debt to EBITDA at the end of last fiscal year)

Significant opportunity exists in the ability to bridge education, credentialing, and employment, in everything from higher education institutional services to career readiness and recruiting; other areas of focus include journal content and capabilities

Wiley continues to be focused and disciplined as it explores the many opportunities in these areas

College and Career Value Chain

Higher Ed Institutional Services	Career Readiness, Advancement	Employee Recruiting	Pre-Hire Screening	Post-Hire Assessments	Professional Development
$3B	$0.5-$1B	$9B	$1B	$1.5B	$9.5B
OPM	Career Services	Job Boards	Fit Assessments	Development Assessments	Courseware by Vertical
Enrollment Management	Job Readiness	Job Matching	Skills Assessments	Workforce Diagnostics	Reference
Student Success	Credential Management				Software Tools

Where We Currently Play (FY15 revenue)

$82M OPM	None	None	$23M Pre-Hire	$26M Post-Hire	$44M Corporate Learning

Represents $175M in Wiley revenue out of a total addressable market of $25B

Financial Performance and Outlook

John Kritzmacher

Recent Performance



Adjusted Revenue
$1,800
$1,700
$1,600
$1,500
$1,715*
$1,775
+4%
$1,822
+4%
FY13
FY14
FY15

- → Revenue growth from Research Journals and solutions acquisitions
- → Earnings improvement from low single-digit organic revenue growth and broad-based cost reductions, partly offset by investment in rapidly growing businesses
- → Strong free cash flow enables reliable returns to investors



Adjusted EPS**
$4
$2
$2.92
$3.05
+4%
$3.26
+10%
FY13
FY14
FY15



Free Cash Flow
$300
$150
$0
$228
$250
$247
FY13
FY14
FY15

* Excludes revenue from divested consumer publishing programs; growth rates exclude FX impact
** Excludes unusual and one-time items; growth rates exclude FX impact

WILEY

FY16 Outlook

Metric	FY16
Operational Revenue Growth %	**Low Single-Digit**
- Excluding impact of time-based journal agreements	($35M)
- Excluding FX impacts	Not estimated
Operational EPS Growth	**Flat**
- Excluding impact of time-based journal agreements	($0.35)
- Excluding FX impacts	Not estimated
- Including incremental ERP and related systems investment	($0.15)
Cash from Operating Activities	**Flat**
- Free Cash Flow impact from ERP and HQ transformation	($35M)

- Steady growth in journals and strong growth in solutions businesses expected to offset decline in print publishing businesses
- Operational improvements in EPS offset by incremental ERP and related systems investment

Achievement of Cost Benchmarks

- Planning and actions underway to achieve competitive cost benchmarks for shared services
- Initial savings will come from Technology, Finance, and Distribution and Operations, with ERP being a key enabler
- Anticipate FY18 run-rate savings of $25M (approximately half to be realized in FY17)
- Savings expected to flow through to earnings improvement



Technology
50%
Finance
25%
Distribution
10%
Operations
15%

FY17 Goals: What's Changed?

Attribute	Original FY17 Goal	What's Changed?
Base content business Revenue growth % Share of revenue	Low single-digit 75%	Book sales lower than expected Slower pace of acquisitions
Solutions business Revenue growth % Share of revenue	Strong double-digit 25%	
Adjusted revenue growth	Mid single-digit	
Adjusted operating margin	≥17%	Delayed to FY18
Adjusted EPS growth	≥10%	

Competitive cost initiative expected to drive ≥17% operating margin by FY18

Capital Allocation

FY15 Free Cash Flow	FY15 Net debt-to-EBITDA	FY08 Historical Peak Leverage
$247M	0.7x	4x

Dividend Growth +11%



$0.40
$0.30
$0.20
$0.10
$0.00
$0.20
$0.24
$0.25
$0.29
$0.30
June 2011
June 2012
June 2013
June 2014
June 2015

Cash Spend Priorities

Use	FY15 Spend
Acquisitions	$172M
Repurchases	$62M
Dividend	$68M

- Significant capacity exists to make strategic acquisitions in targeted areas
- Balanced approach to capital allocation

Summary

Confident and steady outlook for journals business and the cash flow it generates; strong growth momentum for solutions businesses; challenges in certain book categories but plan in place

Investing for the intermediate and long term (high growth opportunities, new markets, ERP deployment, office transformation) while **reducing costs and improving efficiencies**

Strong financial position to add businesses and capabilities in education to employment value chain and research journal content and solutions

Q&A